Restricted Cash	12 Months Ended
Dec. 31, 2019
Cash and Cash Equivalents [Abstract]
RESTRICTED CASH

Note 3 – RESTRICTED CASH

Restricted cash consisted of the followings:

	December 31, 2019	December 31, 2018
Bank deposits used to pledge the bank acceptance notes and letters of credit issued by the Company (A)	$695,548	$1,307,485
Bank deposits judicially frozen by the court as a result of legal proceedings (including $695,548 of bank deposits used to pledge the bank acceptance notes)	$890,403	$-
Deposit in an escrow account (B)	$500,000	$500,000

(A)	The cash is restricted for use over the terms of the bank acceptance notes and letters of credit and was used directly to settle the liabilities when the bank acceptance notes or letters of credit became due. As of December 31, 2019 and 2018, the Company had notes payable of $908,008 and $2,462,044, and non-cancellable letters of credit of $0 and $63,000, respectively.

The notes payable issued during the years ended December 31, 2019 and 2018 were secured by the land use right and real property of Qingdao Saike Environmental Technology Co., Ltd., a related party, real property of Rongfeng Cui, Chairman of the Board and former Chief Executive Officer ("CEO") of the Company, and Yanjuan Wang, Rongfeng Cui's wife, restricted cash of RMB300,000 (approximately $43,000) from Qingdao Gaochuang Technology Finance Guarantee Co., Ltd. ("Gaochuang"), a third party guarantee company, and guaranteed by Rongfeng Cui and Gaochuang. Effective August 2, 2019, Rongfeng Cui ceased to be Company's CEO and Dandan Liu was appointed as the CEO in his stead.

(B)	In connection with its initial public offering, the Company agreed to deposit $500,000 in a non-interest bearing escrow account to satisfy the potential indemnification obligation for two years following September 25, 2017. At the request of the Company, the deposit remained in the escrow account as of December 31, 2019. The Company received the deposit in full during the subsequent period.